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                                                             EXHIBIT NO. 99.1(j)

                               MFS SERIES TRUST X

                         MFS HIGH INCOME ADVANTAGE FUND

         Pursuant to Section 9.2(b) of the Amended and Restated Declaration of Trust, dated January 2, 2002, as amended, (the "Declaration"), of MFS Series Trust X (the "Trust"), the undersigned, constituting a majority of the Trustees of the Trust, do hereby certify that MFS High Income Advantage Fund, a series of the Trust, has been terminated.


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         IN WITNESS WHEREOF, the undersigned have executed this certificate this
9th day of October, 2002


JOHN W. BALLEN
--------------------------------------------
John W. Ballen
8 Orchard Road
Southborough MA  01772


LAWRENCE H. COHN
--------------------------------------------
Lawrence H. Cohn
45 Singletree Road
Chestnut Hill MA  02467


SIR J. DAVID GIBBONS
--------------------------------------------
Sir J. David Gibbons
"Leeward"
5 Leeside Drive
"Point Shares"
Pembroke,  Bermuda  HM  05


WILLIAM R. GUTOW
--------------------------------------------
William R. Gutow
3 Rue Dulac
Dallas TX  75230


J. ATWOOD IVES
--------------------------------------------
J. Atwood Ives
17 West Cedar Street
Boston MA  02108


ABBY M. O'NEILL
--------------------------------------------
Abby M. O'Neill
200 Sunset Road
Oyster Bay NY  11771


KEVIN R. PARKE
--------------------------------------------
Kevin R. Parke
33 Liberty Street
Concord MA  01742


LAWRENCE T. PERERA
--------------------------------------------
Lawrence T. Perera
18 Marlborough Street
Boston MA  02116


WILLIAM J. POORVU
--------------------------------------------
William J. Poorvu
975 Memorial Drive  Apt. 710
Cambridge MA  02138


JEFFREY L. SHAMES
--------------------------------------------
Jeffrey L. Shames
38 Lake Avenue
Newton MA  02459


J. DALE SHERRATT
--------------------------------------------
J. Dale Sherratt
86 Farm Road
Sherborn MA  01770


ELAINE R. SMITH
--------------------------------------------
Elaine R. Smith
75 Scotch Pine Road
Weston MA  02493


WARD SMITH
--------------------------------------------
Ward Smith
36080 Shaker Blvd.
Hunting Valley OH  44022